UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 1, 2017

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1437 South Boulder Avenue, Suite 1400

Tulsa, Oklahoma 74119

(Address of principal executive offices)

(918) 742-5531

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 1, 2017, the Board of Directors of Helmerich & Payne, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors, appointed Kevin G. Cramton and José R. Mas as new directors of the Company.  Mr. Cramton has also been appointed to serve on the Audit and Nominating and Corporate Governance Committees of the Board of Directors.  Mr. Mas has been appointed to also serve on the Human Resources and Nominating and Corporate Governance Committees of the Board of Directors.

As non-employee directors of the Company, Messrs. Cramton and Mas will receive the same standard compensation provided to all non-employee members of the Board of Directors.  As such, Messrs. Cramton and Mas will receive (a) an annual cash retainer fee of $100,000, and (b) an annual award (under the Helmerich & Payne, Inc. 2016 Omnibus Incentive Plan) of restricted stock and an option to purchase shares of our common stock with a combined value of approximately $180,000 on the date of grant.  Also, as a member of the Audit Committee, Mr. Cramton will receive a quarterly retainer of $1,250.  In conjunction with their appointment, Messrs. Cramton and Mas each received an initial award of 1,312 restricted shares and an option to purchase 5,242 shares of our common stock at an exercise price of $69.91.  The equity grants vest one year from the date of grant.

Item 7.01                                           Regulation FD Disclosure.

On March 7, 2017, the Company issued a press release announcing the appointment of Messrs. Cramton and Mas as new directors.  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

This information is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press release dated March 7, 2017, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2017	HELMERICH & PAYNE, INC.

	By:	/s/ Jonathan M. Cinocca
	Name:	Jonathan M. Cinocca
	Title:	Corporate Secretary